UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

Mirum Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38981	83-1281555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard Suite 300
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 667-4085

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 23, 2026, Mirum Pharmaceuticals, Inc. (the “Company”) completed the previously announced acquisition of Bluejay Therapeutics, Inc., a Delaware corporation (“Target”), contemplated by the Agreement and Plan of Merger and Reorganization, dated December 6, 2025 (the “Merger Agreement”), by and among the Company, Bjork Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Bjork Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub II”), Target and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney in fact of the Target security holders, pursuant to which, among other things, Merger Sub I merged with and into Target (the “First Merger”), with Target surviving the First Merger and becoming a wholly owned subsidiary of the Company, and, as part of the same overall transaction, Target, as the surviving entity of the First Merger, merged with and into Merger Sub II (the “Second Merger” and collectively with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a direct wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, upon the closing of the Mergers, the Company acquired Target’s net cash of approximately $56.6 million and paid or will pay to the holders of Target’s securities up to an aggregate amount of (i) $280.8 million in cash and (ii) 4,673,597 shares of Company common stock, subject to the Company’s receipt of deliverables that are a condition to payment and deduction to satisfy applicable taxes (collectively, the “Upfront Consideration”), and will pay to the holders of Target’s securities in accordance with the Merger Agreement up to an aggregate amount of (a) $25.8 million in cash and (b) 522,375 shares of Company common stock, subject to the Company’s receipt of deliverables that are a condition to payment, deduction to satisfy applicable taxes and certain holdbacks pursuant to the terms and conditions of the Merger Agreement (the “Holdback Consideration”). Pursuant to the Merger Agreement, the Company will pay to the holders of Target’s securities, upon the achievement of certain net sales milestones, milestone payments in an aggregate amount of up to $200 million in cash (together with the Upfront Consideration and the Holdback Consideration, the “Merger Consideration”).

Under the terms of the Merger Agreement, all issued and outstanding Target capital stock (other than any cancelled shares and dissenting shares) and all outstanding Target options (whether vested or unvested) as of immediately prior to the consummation of the Mergers were cancelled in exchange for their applicable pro rata portions of the Merger Consideration as set forth in the Merger Agreement.

Entities affiliated with Frazier Life Sciences IX, L.P., which are associated with a member of the Company’s board of directors and are beneficial owners of more than five percent of the Company’s outstanding capital stock, are Target security holders and received their pro rata portion of the Upfront Consideration and are entitled to receive their pro rata portion of the remainder of the Merger Consideration, including the Holdback Consideration, in accordance with and subject to the terms of the Merger Agreement.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 26, 2026, the Company issued a press release announcing the consummation of the Mergers, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities under, Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Immediately following the consummation of the Mergers, the Company closed the two private placement offerings (the “Private Placements”) pursuant to the two subscription agreements entered into by the Company with the parties thereto on December 7, 2025 and December 18, 2025, as previously announced in the Company’s Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 8, 2025 and December 19, 2025. As of January 23, 2026, immediately following the consummation of the Mergers and the closing of the Private Placements, 59,879,958 shares of the Company’s common stock are issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Company intends to file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Form 8-K no later than 71 calendar days after the date this Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Form 8-K no later than 71 calendar days after the date this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated December 6, 2025, by and among Mirum Pharmaceuticals, Inc., Bjork Merger Sub I, Inc., Bjork Merger Sub II, LLC, Bluejay Therapeutics, Inc. and Fortis Advisors LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 8, 2025)

99.1	Press Release, dated January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain portions of this exhibit have been omitted (as marked in brackets) because it is both not material and is the type that the registrant treats as private or confidential. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: January 26, 2026	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer